UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2014

LUCID, INC.

(Exact name of registrant as specified in its charter)

New York	001-35379	16-1406957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Methodist Hill Drive, Suite 1000, Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (585) 239-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In March 2014, the Board of Directors of Lucid, Inc. (the “Company”) authorized the Company to issue up to approximately $0.9 million in convertible debt and common stock to provide funding to the Company pending completion of a private placement of equity securities (the “Bridge Loan Program”). All convertible debt issued pursuant to the Bridge Loan Program will be payable on demand after November 20, 2014 and will bear interest at a rate of 7% per annum payable upon maturity. Upon closing of a financing in which the Company raises at least $6 million (the “Qualified Financing”), the principal and accrued interest on the convertible debt shall be automatically converted into identical equity securities as those issued in the Qualified Financing on the same terms as in the Qualified Financing.

In March 2014, the Company borrowed $0.1 million from a Director of the Company pursuant to the Bridge Loan Program. In April 2014, the Company borrowed under the Bridge Loan Program an additional $0.2 million from other Directors of the Company and $0.2 million from an investment fund in which one of the Company’s Directors is a general partner. Once the aggregate amount of the financing under the Bridge Loan Program reached $0.5 million, such financing became material contracts and became reportable on Form 8-K under the applicable rules of the U.S. Securities and Exchange Commission.

The foregoing description of the convertible debt issued pursuant to the Bridge Loan Program does not purport to be complete and is qualified in its entirety by reference to the full text of the form of convertible promissory note, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K with respect to the Bridge Loan Program is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K with respect to the Bridge Loan Program is incorporated by reference into this Item 3.02. The securities under the Bridge Loan Program are offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) and/or Regulation D promulgated thereunder, as a transaction not involving a public offering.

Item 7.01.	Regulation FD Disclosure.

The Company has prepared a presentation about the current and future state of the Company to present to potential investors, as well as current shareholders of the Company. A copy of this presentation is furnished herewith as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Convertible Promissory Note

99.1	2014 Spring Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCID, INC.

Date: April 30, 2014	By:	/s/ Richard C. Christopher
Richard C. Christopher
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Convertible Promissory Note

99.1	2014 Spring Investor Presentation